Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
LEV PHARMACEUTICALS, INC.
FORM 10-QSB FOR THE THREE MONTHS ENDED JUNE 30, 2006
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lev Pharmaceuticals, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joshua D. Schein, Ph.D., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

 (1)   The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2006	/s/ Joshua D. Schein, Ph.D.
Joshua D. Schein, Ph.D.
Chief Executive Officer